Exhibit 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                   PURCHASER,

                            JPMORGAN CHASE BANK, N.A.


                                     SELLER


                        MORTGAGE LOAN PURCHASE AGREEMENT


                          Dated as of December 20, 2007


                                 $1,060,931,125


                            Fixed Rate Mortgage Loans


                                 Series 2007-C1



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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 20, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller ("JPMorgan" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of December 20, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc., as master servicer ("Master Servicer"), Midland Loan Services, Inc. ("Midland"), as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each such Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $617,319.76, which amount represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates during the Due Period ending in January 2008, for those Mortgage Loans that do not have their first Monthly Payment due until February 2008. The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-2, Class A-M and Class A-J Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement, dated December 18, 2007 (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of Natixis Securities North America Inc. ("NatixisNA" and, together with JPMSI, the "Underwriters"), and the Depositor will sell the Class X-1, Class B, Class C, Class D Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated December 18, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,076,726,318.75 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to such Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from such Seller to the Trustee in connection with the Pooling and Servicing Agreement; provided, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage Loans, Assignment of Mortgage or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, such Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicer and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by such Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of December 18, 2007 between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is legally authorized to transact business in the United States of America. Such Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by such Seller has been duly authorized by all requisite action by such Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by such Seller and constitutes a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which such Seller is a party or of which any property of such Seller is the subject which, if determined adversely to such Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by such Seller or enforceability against such Seller of the Mortgage Loans or this Agreement, or (C) the performance of such Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by such Seller of all of its obligations under this Agreement and the consummation by such Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer);

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of such Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, such Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to such Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by a Seller to deliver to the Trustee or custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of such Seller;

                  (ii) a copy of a certificate of good standing of such Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                  (iii) an opinion of counsel of such Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association duly
            organized, validly existing and in good standing under the laws of the United States;

                  (B) such Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary action has been taken by such Seller to
            authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by such Seller and this Agreement is a legal, valid and binding agreement of such Seller enforceable against such Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) such Seller's execution and delivery of, and such Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Seller is a party or by which such Seller is bound, or to which any of the property or assets of such Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on such Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against such Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with any federal court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of such Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to such Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to such Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01,
2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Emanuel Chrysoulakis, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, N.A., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Emanuel Chrysoulakis, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against such Seller unless such Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.



                                       By:  /s/ Emanuel Chrysoulakis
                                           -------------------------------------
                                           Name: Emanuel Chrysoulakis
                                           Title: Vice President


                                       JPMORGAN CHASE BANK, N.A.



                                       By: /s/ Emanuel Chrysoulakis
                                          --------------------------------------
                                          Name: Emanuel Chrysoulakis
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

JPMCC 2007-C1
Mortgage Loan Schedule (JPMCB)

Loan #     Originator/Loan Seller    Mortgager Name
------     ----------------------    -------------------------------------------------------------------------
1          JPMCB                     250 Williams Street LLC
2          JPMCB                     Orange City Mills Limited Partnership, Orange City Mills III Limited
                                     Partnership
3          JPMCB                     Transwest Hilton Head Property, L.L.C., Transwest Tucson Property, L.L.C.
3.01       JPMCB
3.02       JPMCB
4          JPMCB                     Mall at Gurnee Mills, LLC
6          JPMCB                     H D Realty Associates, LLC, H D Hotel, LLC
           JPMCB                     Parkway Center LLC
7          JPMCB                     Parkway Center LLC
8          JPMCB                     Parkway Center LLC
9          JPMCB                     Cedarville, II, LLC
10         JPMCB                     MB BP Portfolio II, L.L.C.
10.01      JPMCB
10.02      JPMCB
10.03      JPMCB
10.04      JPMCB
11         JPMCB                     Rubicon GSA II Centennial Tacoma, LLC
13         JPMCB                     Landmark Ventures, LLC
14         JPMCB                     Dallas Berkshire Partners, Ltd.
15         JPMCB                     USA Build, LLC
16         JPMCB                     U.S. Reif Parkway Fee, LLC
17         JPMCB                     Cole WF Chicago IL, LLC
18         JPMCB                     LUI2 Charlotte Park Avenue, L.P.
19         JPMCB                     2165 Sunset Blvd., LLC
20         JPMCB                     Ashland Hanover, LLC
22         JPMCB                     Titan-Tres Puentes Land, LP
24         JPMCB                     Trident Heritage Holdings, LLC
25         JPMCB                     3650 Shire, LLC
26         JPMCB                     Medalist Properties 8, LLC
27         JPMCB                     Deercrest 13, L.L.C.
28         JPMCB                     Cole MT Fort Smith AR, LLC
30         JPMCB                     YFP Campus Pointe, LLC
31         JPMCB                     Columbiana Point II, LLC
32         JPMCB                     Silver Development LLC
33         JPMCB                     N'eyesh Properties LLC
34         JPMCB                     Frazer Shopping Center Investors, L.P.
35         JPMCB                     InSite Dunmore (O'Neil), L.L.C.
36         JPMCB                     1300 West Industrial LLC
37         JPMCB                     O'Brien Investment Enterprises, LLLP
38         JPMCB                     LUI2 Houston Scott Street, L.P.
39         JPMCB                     Yates San Bernardino, LLC
40         JPMCB                     Fox River Corporate Center 2006 LLC
41         JPMCB                     YFP Ocean City, LLC
42         JPMCB                     Richmont Village, LLC
43         JPMCB                     Cumming Hospitality Group, LLC
44         JPMCB                     GLT Office Properties, LLC
45         JPMCB                     Highland Direct Property, LLC
47         JPMCB                     Laurel Pond LLC
48         JPMCB                     Canton Road Distribution Center, LLC
49         JPMCB                     NHP Treasure Coast TIC 1, LLC., NHP Treasure Coast TIC 2, LLC., NHP Treasure
                                     Coast TIC 3, LLC., NHP Treasure Coast TIC 4, LLC., NHP Treasure Coast TIC 5,
                                     LLC., NHP Treasure Coast TIC 6, LLC., NHP Treasure Coast TIC 7, LLC., NHP
                                     Treasure Coast TIC 8, LLC., NHP Treasure Coast TIC 9, LLC., NHP Treasure Coast
                                     TIC 10, LLC., NHP Treasure Coast TIC 11, LLC., NHP Treasure Coast TIC 12,
                                     LLC., NHP Treasure Coast TIC 13, LLC., NHP Treasure Coast TIC 14, LLC., NHP
                                     Treasure Coast TIC 15, LLC., NHP Treasure Coast, LLC.
51         JPMCB                     Shouneyia Properties, LLC
52         JPMCB                     ABMS Limited and Sutherland Family LLC
53         JPMCB                     Henderson Kustom, LLC
54         JPMCB                     Niagara Realty (NY), LLC
55         JPMCB                     Titan Industrial Tri-County, Limited Partnership
56         JPMCB                     AMS I New Braunfels Investments, LP, WMN AMS I New Braunfels Holdings, LP
57         JPMCB                     7th & Arizona L.P.
58         JPMCB                     Winston I LLC, Winston II LLC
59         JPMCB                     Indian Valley Plaza, Ltd.
60         JPMCB                     1200 West Industrial LLC
61         JPMCB                     Insite Little Rock, L.L.C.

Loan #    Property Address                                  City             State     Zip Code
-------   -----------------------------------------------   --------------   -------   --------
1         250 Williams Street                               Atlanta          GA           30303
2         20 City Boulevard West                            Orange           CA           92868
3         Various                                           Various          Various    Various
3.01      3800 East Sunrise Drive                           Tucson           AZ           85718
3.02      2 Grasslawn Avenue                                Hilton Head      SC           29928
4         6170 West Grand Avenue                            Gurnee           IL           60031
6         243 Tresser Boulevard                             Stamford         CT           06901
          100 City Parkway                                  Las Vegas        NV           89106
7         100 City Parkway                                  Las Vegas        NV           89106
8         100 City Parkway                                  Las Vegas        NV           89106
9         7900 Cedarville Road                              Brandywine       MD           20613
10        Various                                           Various          Various    Various
10.01     700 North US Highway 45                           Libertyville     IL           60048
10.02     4412 Coloma Road                                  Coloma           MI           49038
10.03     104 Enterprise Boulevard                          Kinston          NC           28504
10.04     11500 Melrose Avenue                              Franklin Park    IL           60131
11        1949 & 2121 South State Street                    Tacoma           WA           98405
13        1099 North Meridian Street                        Indianapolis     IN           46204
14        8411 Preston Road                                 Dallas           TX           75225
15        5796, 5816, 5836, 5856 Corporate Avenue           Cypress          CA           90630
16        2103-2109 North Veteran's Parkway                 Bloomington      IL           61704
17        2606 North Elston Avenue                          Chicago          IL           60647
18        1520 South Boulevard                              Charlotte        NC           28203
19        2165-2177 Sunset Boulevard                        Rocklin          CA           95765
20        253 North Washington Highway                      Ashland          VA           23005
22        1501 North International Boulevard                Hidalgo          TX           78557
24        13427 Northeast 16th Street                       Bellevue         WA           98005
25        3600 Shire Boulevard                              Richardson       TX           75082
26        7803 National Service Road                        Greensboro       NC           27409
27        7363 North Via Paseo Del Sur                      Scottsdale       AZ           85258
28        7751 - 7803 Rogers Avenue                         Fort Smith       AR           72903
30        6225-6265 El Cajon Boulevard                      San Diego        CA           92115
31        800 Columbiana Drive                              Irmo             SC           29063
32        201, 205 and 233 West 87th Street                 Chicago          IL           60620
33        1500 University Boulevard East                    Hyattsville      MD           20783
34        480-490 Lancaster Avenue                          Frazer           PA           19355
35        1205 O'Neill Highway                              Dunmore          PA           18512
36        1300-1370 West Industrial Avenue                  Boynton Beach    FL           33426
37        350 Town Center Avenue                            Suwanee          GA           30024
38        6102 Scott Street                                 Houston          TX           77021
39        888 Harriman Place                                San Bernadino    CA           92408
40        150 South Lincolnway                              North Aurora     IL           60542
41        800 West Avenue                                   Ocean City       NJ           08226
42        702 Fort Crook Road South                         Bellevue         NE           68005
43        915 Ronald Reagan Boulevard                       Cumming          GA           30041
44        4670, 4690, 4760, & 4764 East Fulton Street       Ada              MI           49301
45        2820 South Highland Avenue                        Lombard          IL           60148
47        14201 Baltimore Boulevard                         Laurel           MD           20707
48        2197 Canton Road                                  Marietta         GA           30066
49        1265 36th Street                                  Vero Beach       FL           32960
51        525 East Big Beaver Road                          Troy             MI           48083
52        6230 Auburn Boulevard                             Citrus Heights   CA           95621
53        3000 Kustom Drive                                 Hebron           KY           41048
54        2590 Military Road                                Niagara Falls    NY           14304
55        5730 Tri County Parkway & 5850 Corridor Parkway   Schertz          TX           78154
56        1150 Loop 337                                     New Braunfels    TX           78130
57        625 Arizona Avenue                                Santa Monica     CA           90401
58        114 - 128 Hanes Mall Circle                       Winston-Salem    NC           27103
59        245 Deo Drive                                     Newark           OH           43055
60        1200-1240 West Industrial Avenue                  Boynton Beach    FL           33426
61        12018 Chenal Parkway                              Little Rock      AR           72211

Loan #    County           Property Name                            Size   Measure       Interest Rate (%)
-------   --------------   -----------------------------------   -------   -----------   -----------------
1         Fulton           American Cancer Society Plaza          998770   Square Feet             6.45150
2         Orange           Block at Orange                        698660   Square Feet             6.25150
3         Various          Westin Portfolio                          899   Rooms                   6.85900
3.01      Pima             The Westin - La Paloma                    487   Rooms                   6.85900
3.02      Beaufort         The Westin - Hilton Head                  412   Rooms                   6.85900
4         Lake             Gurnee Mills                          1558930   Square Feet             5.76700
6         Fairfield        Stamford Marriott                         506   Rooms                   5.79850
          Clark            Molasky Corporate Center               155290   Square Feet
7         Clark            Molasky Corporate Center - 3rd Loan    102810   Square Feet             6.22000
8         Clark            Molasky Corporate Center - 2nd Loan     52480   Square Feet             5.90000
9         Prince Georges   Brandywine Regency Warehouse           624502   Square Feet             6.60650
10        Various          Inland - Bradley Portfolio            1118096   Square Feet             6.34300
10.01     Lake             Inland - Libertyville                  197100   Square Feet             6.34300
10.02     Berrien          Inland - Coloma                        423230   Square Feet             6.34300
10.03     Lenoir           Inland - Kinston                       400000   Square Feet             6.34300
10.04     Cook             Inland - 294 Tollway                    97766   Square Feet             6.34300
11        Pierce           Centennial I & II                      239475   Square Feet             6.35000
13        Marion           Landmark Office Center                 297544   Square Feet             6.61750
14        Dallas           Berkshire Court                        116340   Square Feet             6.57550
15        Orange           Cypress Business Center                149860   Square Feet             6.92030
16        Mclean           Parkway Shopping Center                213060   Square Feet             6.51400
17        Cook             Wickes Chicago                          48000   Square Feet             6.87700
18        Mecklenburg      Park Avenue Building                    91860   Square Feet             6.72500
19        Placer           California Family Fitness Center        59850   Square Feet             6.45000
20        Hanover          Ashland Hanover Shopping Center        227158   Square Feet             6.55600
22        Hidalgo          Tres Puentes IV,V,VI                   314974   Square Feet             6.55000
24        King             LexisNexis Building                     52376   Square Feet             6.55500
25        Dallas           The Shire - Richardson, TX              83159   Square Feet             6.60000
26        Guilford         Hampton Inn - Greensboro                  125   Rooms                   6.80250
27        Maricopa         Paseo Village                          100615   Square Feet             6.55900
28        Sebastian        Massard Farms                          126584   Square Feet             6.85660
30        San Diego        Campus Pointe                          132861   Square Feet             6.73550
31        Richland         Columbiana Point                        65000   Square Feet             6.73600
32        Cook             87th & Dan Ryan Ground Lease           305415   Square Feet             6.77900
33        Prince Georges   University Place Center                 28814   Square Feet             6.82200
34        Chester          Frazer Shopping Center                  71750   Square Feet             6.41450
35        Lackawanna       TMG/Universal Printing                 153536   Square Feet             6.67300
36        Palm Beach       1300 West Industrial                    80840   Square Feet             6.40000
37        Gwinnett         350 Town Center Park                    38259   Square Feet             6.83540
38        Harris           Renaissance Center                      96039   Square Feet             6.71300
39        San Bernardino   Best Buy                                58000   Square Feet             6.73550
40        Kane             Fox River Corporate Center              52307   Square Feet             5.92550
41        Cape May         Super Fresh                             39773   Square Feet             6.76550
42        Sarpy            Richmont Village                           99   Units                   6.28400
43        Forsyth          Hampton Inn - Cumming, GA                  71   Rooms                   6.97650
44        Kent             Alten Oaks                              67937   Square Feet             6.83700
45        Dupage           2820 Highland Avenue                    16362   Square Feet             6.52600
47        Prince Georges   Laurel Pond Shopping Center             20164   Square Feet             6.60550
48        Cobb             Canton Road Distribution Center        140800   Square Feet             6.62800
49        Indian River     PCTC Medical Building                   21500   Square Feet             6.71250
51        Oakland          Willow Center                           37089   Square Feet             6.66900
52        Sacramento       Auburn Mini-Storage                       749   Units                   6.74250
53        Boone            Psion Teklogix Corporation Facility     60000   Square Feet             6.57100
54        Niagara          KMart Niagara                          102200   Square Feet             6.81550
55        Guadalupe        Tri-County Business Park                64000   Square Feet             6.51850
56        Comal            Hill Country Climatized Storage           535   Units                   6.49000
57        Los Angeles      7th and Arizona                         17600   Square Feet             6.31700
58        Forsyth          114 - 128 Hanes Mall Circle              9900   Square Feet             6.41050
59        Licking          Indian Valley Plaza                    129063   Square Feet             5.89200
60        Palm Beach       1200 West Industrial                    32000   Square Feet             6.40000
61        Pulaski          12018 Chenal Parkway                     8000   Square Feet             6.67300

Loan #    Net Mortgage Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date
-------   --------------------------   ----------------   --------------   ----   ---------   -----------------
1                            6.43000        136,000,000      136,000,000    120         117   09/01/17
2                            6.23000        110,000,000      110,000,000     84          82   10/01/14
3                            6.82750        105,000,000      105,000,000    120         120   01/01/18
3.01                                         75,107,656       75,107,656    120         120   01/01/18
3.02                                         29,892,345       29,892,345    120         120   01/01/18
4                            5.74550         75,000,000       75,000,000    120         115   07/01/17
6                            5.77700         67,500,000       67,500,000    120         117   09/01/17
                                             67,300,000       67,300,000                      08/09/17
7                            6.17850         42,300,000       42,300,000    117         116   08/09/17
8                            5.85850         25,000,000       25,000,000    117         116   08/09/17
9                            6.58500         40,000,000       39,900,533    120         117   09/01/17
10                           6.32150         38,315,000       38,315,000    120         119   11/01/17
10.01                                        14,807,000       14,807,000    120         119   11/01/17
10.02                                        10,017,000       10,017,000    120         119   11/01/17
10.03                                         8,930,000        8,930,000    120         119   11/01/17
10.04                                         4,561,000        4,561,000    120         119   11/01/17
11                           6.32850         35,000,000       34,967,426    120         119   11/01/17
13                           6.59600         24,400,000       24,378,441    120         119   11/01/17
14                           6.53400         23,000,000       23,000,000     60          59   11/01/12
15                           6.89880         21,100,000       21,100,000    120         120   12/01/17
16                           6.49250         16,800,000       16,800,000    120         118   10/01/17
17                           6.85550         15,925,000       15,925,000    120         119   11/01/17
18                           6.65350         15,500,000       15,500,000     60          59   11/01/12
19                           6.38850         15,100,000       15,100,000    120         119   11/01/17
20                           6.53450         14,800,000       14,800,000    120         118   10/01/17
22                           6.51850         13,900,000       13,900,000    120         119   11/01/17
24                           6.53350         12,800,000       12,788,552    120         119   11/01/17
25                           6.50850         12,500,000       12,500,000    120         119   11/01/17
26                           6.72100         12,000,000       12,000,000    120         120   12/01/17
27                           6.53750         12,000,000       11,923,318    120         118   10/01/17
28                           6.83510         10,237,000       10,228,369    120         119   11/01/17
30                           6.71400          9,090,000        9,090,000    120         119   11/01/17
31                           6.68450          8,100,000        8,093,007    120         119   11/01/17
32                           6.75750          8,000,000        8,000,000    120         120   12/01/17
33                           6.80050          7,635,000        7,635,000    120         120   12/01/17
34                           6.39300          7,600,000        7,600,000    120         116   08/01/17
35                           6.65150          7,250,000        7,250,000    120         119   11/01/17
36                           6.37850          7,050,000        7,050,000    120         119   11/01/17
37                           6.74390          6,625,000        6,625,000    120         119   11/01/17
38                           6.64150          6,600,000        6,600,000     60          58   10/01/12
39                           6.71400          6,230,000        6,230,000    120         118   10/01/17
40                           5.90400          6,200,000        6,200,000    120         111   03/01/17
41                           6.74400          6,160,000        6,160,000    120         119   11/01/17
42                           6.26250          6,100,000        6,075,476    120         118   10/01/17
43                           6.93500          5,850,000        5,842,752    120         119   11/01/17
44                           6.81550          5,800,000        5,800,000    120         120   12/01/17
45                           6.50450          5,800,000        5,790,595    120         118   10/01/17
47                           6.58400          5,500,000        5,500,000    120         120   12/01/17
48                           6.53650          5,300,000        5,300,000    120         120   12/01/17
49                           6.69100          5,010,000        5,010,000     60          58   10/01/12
51                           6.64750          5,000,000        5,000,000    120         117   09/01/17
52                           6.72100          4,500,000        4,500,000    120         120   12/01/17
53                           6.54950          4,320,000        4,320,000    120         120   12/01/17
54                           6.79400          4,230,000        4,226,405    120         119   11/01/17
55                           6.47700          4,225,000        4,225,000    120         118   10/01/17
56                           6.46850          4,150,000        4,150,000    120         120   12/01/17
57                           6.29550          4,000,000        3,996,253    120         119   11/01/17
58                           6.38900          3,000,000        3,000,000    120         119   11/01/17
59                           5.87050          3,000,000        3,000,000    120         120   12/01/17
60                           6.37850          2,660,000        2,660,000    120         119   11/01/17
61                           6.65150          2,075,000        2,075,000    120         119   11/01/17

Loan #    Amort. Term   Rem. Amort.   Monthly Debt Service   Servicing Fee Rate   Accrual Type   ARD (Y/N)
-------   -----------   -----------   --------------------   ------------------   ------------   ---------
1                 360           360                855,279              0.02000   Actual/360     No
2                 360           360                677,396              0.02000   Actual/360     No
3                 360           360                688,653              0.03000   Actual/360     No
3.01              360           360                                               Actual/360     No
3.02              360           360                                               Actual/360     No
4                   0             0                365,444              0.02000   Actual/360     No
6                 360           360                395,994              0.02000   Actual/360     No
                                                   407,908                        Actual/360     No
7                 360           360                259,624              0.04000   Actual/360     No
8                 360           360                148,284              0.04000   Actual/360     No
9                 360           357                255,635              0.02000   Actual/360     No
10                  0             0                202,527              0.02000   30/360         No
10.01               0             0                                               30/360         No
10.02               0             0                                               30/360         No
10.03               0             0                                               30/360         No
10.04               0             0                                               30/360         No
11                360           359                217,783              0.02000   Actual/360     No
13                360           359                156,115              0.02000   Actual/360     No
14                360           360                146,520              0.04000   Actual/360     No
15                360           360                139,251              0.02000   Actual/360     No
16                  0             0                 92,463              0.02000   Actual/360     No
17                  0             0                 92,531              0.02000   Actual/360     No
18                  0             0                 88,071              0.07000   Actual/360     No
19                360           360                 94,946              0.06000   Actual/360     No
20                360           360                 94,092              0.02000   Actual/360     No
22                360           360                 88,315              0.03000   Actual/360     No
24                360           359                 81,368              0.02000   Actual/360     No
25                360           360                 79,832              0.09000   Actual/360     No
26                360           360                 78,251              0.08000   Actual/360     No
27                180           178                104,922              0.02000   Actual/360     No
28                360           359                 67,124              0.02000   Actual/360     No
30                360           360                 58,870              0.02000   Actual/360     No
31                360           359                 52,461              0.05000   Actual/360     No
32                360           360                 52,042              0.02000   Actual/360     No
33                360           360                 49,886              0.02000   Actual/360     No
34                360           360                 47,611              0.02000   Actual/360     No
35                360           360                 46,653              0.02000   Actual/360     No
36                360           360                 44,098              0.02000   Actual/360     No
37                360           360                 43,346              0.09000   Actual/360     No
38                  0             0                 37,434              0.07000   Actual/360     No
39                360           360                 40,348              0.02000   Actual/360     No
40                360           360                 36,876              0.02000   Actual/360     No
41                360           360                 40,017              0.02000   Actual/360     No
42                240           238                 44,708              0.02000   Actual/360     No
43                300           299                 41,259              0.04000   Actual/360     No
44                360           360                 37,955              0.02000   Actual/360     No
45                360           358                 36,759              0.02000   Actual/360     No
47                360           360                 35,146              0.02000   Actual/360     No
48                360           360                 33,947              0.09000   Actual/360     No
49                360           360                 32,370              0.02000   Actual/360     No
51                360           360                 32,161              0.02000   Actual/360     No
52                360           360                 29,164              0.02000   Actual/360     No
53                  0             0                 23,984              0.02000   Actual/360     No
54                360           359                 27,620              0.02000   Actual/360     No
55                360           360                 26,756              0.04000   Actual/360     No
56                360           360                 26,204              0.02000   Actual/360     No
57                360           359                 24,803              0.02000   Actual/360     No
58                360           360                 18,786              0.02000   Actual/360     No
59                  0             0                 14,935              0.02000   Actual/360     No
60                360           360                 16,638              0.02000   Actual/360     No
61                360           360                 13,352              0.02000   Actual/360     No

Loan #    ARD Step Up (%)   Title Type      Crossed Loan
-------   ---------------   -------------   ------------
1                           Fee/Leasehold
2                           Fee
3                           Fee
3.01                        Fee
3.02                        Fee
4                           Fee
6                           Fee
                            Fee             A
7                           Fee             A
8                           Fee             A
9                           Fee
10                          Fee
10.01                       Fee
10.02                       Fee
10.03                       Fee
10.04                       Fee
11                          Fee
13                          Fee/Leasehold
14                          Fee
15                          Fee
16                          Fee
17                          Fee
18                          Fee
19                          Fee
20                          Fee
22                          Fee
24                          Fee
25                          Fee
26                          Fee
27                          Fee
28                          Fee
30                          Fee
31                          Fee
32                          Fee
33                          Fee
34                          Fee
35                          Fee
36                          Fee
37                          Fee
38                          Fee
39                          Fee
40                          Fee
41                          Fee
42                          Fee
43                          Fee
44                          Fee
45                          Fee
47                          Fee
48                          Fee
49                          Fee
51                          Fee
52                          Fee
53                          Fee
54                          Fee
55                          Fee
56                          Fee
57                          Fee
58                          Fee
59                          Fee
60                          Fee
61                          Fee

Loan #   Guarantor
------   --------------------------------------------------------------------------------
1        250 Williams Street LLC
2        Simon Property Group, L.P., Farrallon Capital Management, L.L.C.
3        Randal G. Dix, Michael J. Hanson
3.01
3.02
4        SPG ML Holdings, LLC, SPG-FMC Holdings I, LLC, The Mills Limited Partnership
6        Westport Holdings, LLC
         Irwin Molasky
7        Irwin Molasky
8        Irwin Molasky
         Abdelrahman Ayyad, 7900 Cedarville Road, LLC, Trisun Brandywine, LLC, SB
9        Brandywine, LLC
10       Minto Builders (Florida), Inc.
10.01
10.02
10.03
10.04
11       Rubicon US REIT, Inc.
13       Greggory R. Hardy, Thomas Clinton
14       Lucien B. Crosland, Stephen P. Jarchow
15       Ziaulla Sheriff
16       U.S. Real Estate Investment Fund, LLC
17       Cole Operating Partnership II, LP
18       LUI2 Charlotte Park Avenue, L.P.
19       Robert W. Clippinger; Lindall A. Stinson
20       Alan R. Hammerschlag
22       Ron W. Mills
24       Joseph W. Edmonds
25       Dale F. Wamstad
26       William R. Elliott, Thomas E. Messier
27       Brent C. Berge
28       Cole Operating Partnership II, LP
30       Edwin P. Yates, Rita Yates
31       John H. Burriss
32       Louis Silver, Nathan Silver
33       Adam Schwartz, Robert Begelman, John Smith, Jr., David Terzian
34       Samuel Friedler
35       Columbia Holdings, Ltd.
36       Spencer M. Partrich
37       Robert K. O'Brien
38       LUI2 Houston Scott Street, L.P.
39       Edwin P. Yates, Rita Yates
40       Joseph H. Ardovitch, James Minick, Dennis L. Madsen
41       Edwin P. Yates, Rita Yates
42       Rick R. Sanders
43       Kishor Bhikha
44       Gary Tilkin
45       Keun Ho Park
47       Adam Schwartz, Robert Begelman, John Smith, Jr., David Terzian
48       Edward L. Terry, S. Kent Owings
         Brian E. Agard, Eugenia A. Agard, Patrice J. Baldwin, Michael Alyn Baldwin, Joan
49       Cording, Jeffrey Erker, Mark Blaustein
51       Alec Shouneyia, Frankie Shouneyia
52       Douglas M. Sutherland
53       Sherwin N. Jarol
54       Edwin P. Yates, Rita Yates
55       Jose Maria Garza Trevino
56       Stephen R. Kaplan, Wolfgang Nonn, Marsha Nonn
57       Santa Monica Guaranty Corp.
58       Gerard J. Musante, Rita G. Musante
59       James G. Van Winkle
60       Spencer M. Partrich
61       Columbia Holdings, Ltd.

                                 UPFRONT ESCROW
                             ---------------------
Loan #    Letter of Credit   Upfront CapEx Reserve
-------   ----------------   ---------------------
1              1,000,000.0                    0.00
2                       No                    0.00
3                       No                    0.00
3.01
3.02
4                       No                    0.00
6                       No                    0.00
               8,684,604.0                    0.00
7              7,353,632.0                    0.00
8              1,330,972.0                    0.00
9                       No                    0.00
10                      No                    0.00
10.01
10.02
10.03
10.04
11                      No                    0.00
13                      No                    0.00
14                      No                    0.00
15                      No                    0.00
16                      No                    0.00
17                      No                    0.00
18               220,000.0                    0.00
19                      No                    0.00
20                      No                    0.00
22                      No                    0.00
24             3,135,640.0                    0.00
25                      No                    0.00
26                      No                    0.00
27                      No                    0.00
28               476,000.0                    0.00
30                      No                    0.00
31                      No                    0.00
32                      No                    0.00
33                      No                    0.00
34                      No                    0.00
35                      No              194,634.00
36                      No                    0.00
37                      No                    0.00
38                      No                    0.00
39                      No                    0.00
40                      No                    0.00
41                      No                    0.00
42                      No                    0.00
43                      No                    0.00
44                      No                    0.00
45               700,000.0                    0.00
47                      No                    0.00
48                      No                    0.00
49                      No               21,500.00
51                      No                    0.00
52                      No                    0.00
53                      No                    0.00
54                      No                    0.00
55                      No                    0.00
56                      No               12,272.00
57                      No                    0.00
58                      No                    0.00
59                      No                    0.00
60                      No                    0.00
61                      No                    0.00

                                                  UPFRONT ESCROW
          ----------------------------------------------------------------------------------------------
Loan #    Upfront Eng. Reserve   Upfront Envir. Reserve   Upfront TI/LC Reserve   Upfront RE Tax Reserve
-------   --------------------   ----------------------   ---------------------   ----------------------
1                     6,250.00                     0.00                    0.00               140,682.25
2                         0.00                     0.00                    0.00                     0.00
3                   310,178.75                35,560.00                    0.00               833,241.46
3.01
3.02
4                         0.00                     0.00                    0.00                     0.00
6                    33,437.50                     0.00                    0.00               321,328.47
                          0.00                     0.00                    0.00                93,139.30
7                         0.00                     0.00                    0.00                58,749.40
8                         0.00                     0.00                    0.00                34,389.90
9                     5,812.50                     0.00                    0.00                49,916.91
10                        0.00                     0.00                    0.00                     0.00
10.01
10.02
10.03
10.04
11                  879.104.00                     0.00              274,049.11                91,560.49
13                  700,000.00                     0.00              600,000.00               104,503.96
14                        0.00                     0.00              523,020.00               423,326.52
15                        0.00                     0.00                    0.00                71,238.15
16                  224,225.00                     0.00                    0.00                71,424.51
17                        0.00                     0.00                    0.00                     0.00
18                        0.00                     0.00                    0.00                     0.00
19                        0.00                     0.00                    0.00                37,838.72
20                        0.00                     0.00                    0.00                45,283.45
22                        0.00                     0.00                    0.00               312,014.37
24                        0.00                     0.00                    0.00                20,161.27
25                        0.00                     0.00              100,000.00                36,257.75
26                        0.00                     0.00                    0.00                37,070.42
27                        0.00                     0.00               32,500.00               109,592.58
28                        0.00                     0.00                    0.00                     0.00
30                        0.00                     0.00                    0.00                     0.00
31                        0.00                     0.00              200,000.00               110,711.00
32                        0.00                     0.00                    0.00                     0.00
33                    2,712.50                     0.00                    0.00                32,153.50
34                        0.00               400,000.00              200,000.00                 7,923.73
35                        0.00                     0.00                    0.00                32,003.49
36                        0.00                     0.00              250,000.00               100,302.75
37                        0.00                     0.00                    0.00                22,921.74
38                   21,928.00                     0.00                    0.00                     0.00
39                        0.00                     0.00                    0.00                     0.00
40                        0.00                     0.00              200,000.00                18,347.40
41                   25,312.50                     0.00                    0.00                     0.00
42                   12,500.00                     0.00                    0.00                16,740.44
43                        0.00                     0.00                    0.00                 3,385.20
44                        0.00                     0.00                    0.00                32,087.96
45                        0.00                     0.00                    0.00                 8,214.50
47                        0.00                     0.00                    0.00                30,698.72
48                  381,000.00                     0.00                    0.00                18,944.64
49                        0.00                     0.00               64,500.00                44,214.83
51                        0.00                     0.00                    0.00                15,764.11
52                        0.00                     0.00                    0.00                 5,698.00
53                        0.00                     0.00                    0.00                     0.00
54                        0.00                     0.00                    0.00                     0.00
55                        0.00                     0.00              100,000.00                60,750.00
56                    1,875.00                     0.00                    0.00                 3,938.27
57                    2,425.00                     0.00                    0.00                     0.00
58                        0.00                     0.00                    0.00                10,755.60
59                        0.00                     0.00                    0.00                     0.00
60                        0.00                     0.00               50,000.00                49,653.00
61                        0.00                     0.00                    0.00                 4,303.12

                      UPFRONT ESCROW                                     MONTHLY ESCROW
          --------------------------------------------   ----------------------------------------------
Loan #    Upfront Ins. Reserve   Upfront Other Reserve   Monthly Capex Reserve   Monthly Envir. Reserve
-------   --------------------   ---------------------   ---------------------   ----------------------
1                         0.00                    0.00                 8308.08                     0.00
2                         0.00                    0.00                    0.00                     0.00
3                   251,947.73                    0.00               315987.25                     0.00
3.01
3.02
4                         0.00                    0.00                    0.00                     0.00
6                         0.00                    0.00                    0.00                     0.00
                     23,949.52              844,747.00                  235.51                     0.00
7                    15,106.62              844,747.00                  155.80                     0.00
8                     8,842.90                    0.00                   79.71                     0.00
9                    22,352.00              182,250.00                 5204.17                     0.00
10                        0.00                    0.00                    0.00                     0.00
10.01
10.02
10.03
10.04
11                   17,013.00                    0.00                    0.00                     0.00
13                   17,658.00                    0.00                 4036.68                     0.00
14                   52,356.88                    0.00                 1428.33                     0.00
15                    5,285.49                    0.00                 1873.25                     0.00
16                   14,895.00                    0.00                    0.00                     0.00
17                        0.00                    0.00                    0.00                     0.00
18                        0.00                    0.00                    0.00                     0.00
19                    5,400.00                    0.00                  736.88                     0.00
20                   33,992.00                    0.00                    0.00                     0.00
22                   25,664.50               50,000.00                 1312.42                     0.00
24                    4,732.67                    0.00                    0.00                     0.00
25                   13,014.75              275,000.00                    0.00                     0.00
26                    5,952.50              250,000.00                    0.00                     0.00
27                   19,695.48               14,850.00                    0.00                     0.00
28                        0.00                    0.00                    0.00                     0.00
30                        0.00                    0.00                 1107.18                     0.00
31                   22,384.48                    0.00                    0.00                     0.00
32                    1,250.00                    0.00                    0.00                     0.00
33                    2,479.00                    0.00                  360.18                     0.00
34                    6,932.33                    0.00                  877.97                     0.00
35                    5,430.83              142,533.00                    0.00                     0.00
36                        0.00                    0.00                 1013.83                     0.00
37                    2,056.33                    0.00                  478.25                     0.00
38                        0.00              217,360.00                    0.00                     0.00
39                        0.00                    0.00                    0.00                     0.00
40                    1,073.17                    0.00                    0.00                     0.00
41                        0.00                    0.00                    0.00                     0.00
42                   14,905.33                    0.00                 2475.00                     0.00
43                    9,049.33               52,479.09                 5071.00                     0.00
44                    4,466.17                    0.00                  887.92                     0.00
45                      600.67                    0.00                    0.00                     0.00
47                    1,430.50                    0.00                  251.88                     0.00
48                   13,469.08                    0.00                 1173.33                     0.00
49                    7,859.71                    0.00                    0.00                     0.00
51                    1,369.75                    0.00                  471.00                     0.00
52                    5,124.00                    0.00                  931.00                     0.00
53                        0.00                    0.00                    0.00                     0.00
54                        0.00                    0.00                 2129.17                     0.00
55                    4,262.35                    0.00                  426.67                     0.00
56                    1,794.00                    0.00                    0.00                     0.00
57                        0.00                    0.00                    0.00                     0.00
58                    1,096.50                    0.00                   83.00                     0.00
59                        0.00                    0.00                    0.00                     0.00
60                        0.00                    0.00                  250.00                     0.00
61                      550.67                    0.00                   71.00                     0.00


                                               MONTHLY ESCROW
          ---------------------------------------------------------------------------------------------
Loan #    Monthly TI/LC Reserve   Monthly RE Tax Reserve   Monthly Ins. Reserve   Monthly Other Reserve
-------   ---------------------   ----------------------   --------------------   ---------------------
1                          0.00                140682.25                   0.00                    0.00
2                          0.00                     0.00                   0.00                    0.00
3                          0.00                240419.42              125973.87                    0.00
3.01
3.02
4                          0.00                     0.00                   0.00                    0.00
6                          0.00                 80332.12                   0.00                    0.00
                        3484.67                 46569.65                4789.90                    0.00
7                       3484.67                 29374.70                3021.32                    0.00
8                          0.00                 17194.95                1768.58                    0.00
9                          0.00                 24958.46                7450.67                    0.00
10                         0.00                     0.00                   0.00                    0.00
10.01
10.02
10.03
10.04
11                     30000.00                 45780.24                2835.50                    0.00
13                     33333.33                 52251.98                4414.50                    0.00
14                         0.00                 30811.49                4986.37                    0.00
15                     12488.33                 23746.05                1761.83                    0.00
16                         0.00                 35712.26                3723.75                    0.00
17                         0.00                     0.00                   0.00                    0.00
18                         0.00                     0.00                   0.00                    0.00
19                       786.00                 13117.42                1350.00                    0.00
20                      4167.00                 10062.99                2832.67                    0.00
22                     20833.33                 26001.20                4277.42                    0.00
24                         0.00                  6720.42                 591.58                    0.00
25                      7200.00                 36257.75                1859.25                    0.00
26                         0.00                  7414.08                1984.17                    0.00
27                         0.00                 15656.08                3282.58                    0.00
28                         0.00                     0.00                   0.00                    0.00
30                         0.00                 13058.36                1940.91                    0.00
31                      2916.67                  9225.92                2798.06                    0.00
32                         0.00                     0.00                 208.33                    0.00
33                      3333.33                  6430.70                 413.17                    0.00
34                         0.00                  7923.73                1733.08                    0.00
35                         0.00                 10667.83                 775.83                    0.00
36                         0.00                 11144.75                   0.00                    0.00
37                      1913.00                  5730.43                 514.08                    0.00
38                         0.00                     0.00                   0.00                    0.00
39                      1209.00                     0.00                   0.00                    0.00
40                      4358.92                  5081.76                 536.58                    0.00
41                         0.00                     0.00                   0.00                    0.00
42                         0.00                  8370.22                1863.17                    0.00
43                         0.00                  1692.60                 822.67                    0.00
44                      2830.71                  8021.99                2233.08                    0.00
45                         0.00                  4107.25                 450.33                    0.00
47                      3333.33                  6139.74                 238.42                    0.00
48                      5357.14                  4736.16                1036.08                    0.00
49                         0.00                  4019.53                3929.85                    0.00
51                      4167.00                  7882.05                 456.58                    0.00
52                         0.00                  2849.00                 640.50                    0.00
53                         0.00                     0.00                   0.00                    0.00
54                         0.00                     0.00                   0.00                    0.00
55                         0.00                  6750.00                2131.17                    0.00
56                         0.00                  3938.27                 598.00                    0.00
57                      6740.00                     0.00                   0.00                    0.00
58                       413.00                  2688.90                 365.50                    0.00
59                         0.00                     0.00                   0.00                    0.00
60                         0.00                  5517.00                   0.00                    0.00
61                       334.00                  1434.37                  78.67                    0.00

Loan #    Grace Period   Lockbox In-place   Property Type   Defeasance Permitted   Interest Accrual Period   Loan Group
-------   ------------   ----------------   -------------   --------------------   -----------------------   ----------
1                    5   Yes                Office          No                     Actual/360                         1
2                    5   Yes                Retail          Yes                    Actual/360                         1
3                    0   Yes                Hotel           Yes                    Actual/360                         1
3.01                 0                      Hotel                                  Actual/360                         1
3.02                 0                      Hotel                                  Actual/360                         1
4                    5   Yes                Retail          Yes                    Actual/360                         1
6                    0   Yes                Hotel           Yes                    Actual/360                         1
                     0   Yes                Office          No                     Actual/360                         1
7                    0   Yes                Office          No                     Actual/360                         1
8                    0   Yes                Office          No                     Actual/360                         1
9                    5   No                 Industrial      Yes                    Actual/360                         1
10                   5   No                 Industrial      Yes                    30/360                             1
10.01                5                      Industrial                             30/360                             1
10.02                5                      Industrial                             30/360                             1
10.03                5                      Industrial                             30/360                             1
10.04                5                      Industrial                             30/360                             1
11                   5   Yes                Office          Yes                    Actual/360                         1
13                   5   Yes                Office          Yes                    Actual/360                         1
14                   7   No                 Mixed Use       Yes                    Actual/360                         1
15                   7   No                 Office          Yes                    Actual/360                         1
16                   7   No                 Retail          Yes                    Actual/360                         1
17                   8   Yes                Retail          Yes                    Actual/360                         1
18                   0   No                 Mixed Use       Yes                    Actual/360                         1
19                   7   No                 Retail          Yes                    Actual/360                         1
20                   7   No                 Retail          Yes                    Actual/360                         1
22                   5   No                 Industrial      Yes                    Actual/360                         1
24                   7   Yes                Office          Yes                    Actual/360                         1
25                   7   No                 Mixed Use       Yes                    Actual/360                         1
26                   7   No                 Hotel           No                     Actual/360                         1
27                   7   No                 Retail          Yes                    Actual/360                         1
28                   8   No                 Retail          Yes                    Actual/360                         1
30                   7   Yes                Retail          Yes                    Actual/360                         1
31                   7   No                 Retail          Yes                    Actual/360                         1
32                   7   No                 Land            Yes                    Actual/360                         1
33                   7   No                 Retail          Yes                    Actual/360                         1
34                   7   No                 Retail          Yes                    Actual/360                         1
35                   7   No                 Industrial      Yes                    Actual/360                         1
36                  10   No                 Industrial      Yes                    Actual/360                         1
37                   7   No                 Mixed Use       Yes                    Actual/360                         1
38                   0   No                 Retail          Yes                    Actual/360                         1
39                   7   Yes                Retail          Yes                    Actual/360                         1
40                   7   Yes                Office          Yes                    Actual/360                         1
41                   7   Yes                Retail          Yes                    Actual/360                         1
42                  10   No                 Multifamily     No                     Actual/360                         1
43                   7   No                 Hotel           No                     Actual/360                         1
44                   7   No                 Office          Yes                    Actual/360                         1
45                   7   No                 Retail          Yes                    Actual/360                         1
47                   7   No                 Retail          Yes                    Actual/360                         1
48                   7   No                 Industrial      Yes                    Actual/360                         1
49                   7   Yes                Office          Yes                    Actual/360                         1
51                   7   No                 Office          Yes                    Actual/360                         1
52                   7   No                 Self Storage    Yes                    Actual/360                         1
53                   7   Yes                Industrial      Yes                    Actual/360                         1
54                   7   Yes                Retail          Yes                    Actual/360                         1
55                   7   No                 Industrial      Yes                    Actual/360                         1
56                   7   No                 Self Storage    No                     Actual/360                         1
57                  10   No                 Office          Yes                    Actual/360                         1
58                  10   No                 Retail          Yes                    Actual/360                         1
59                   7   No                 Retail          Yes                    Actual/360                         1
60                  10   No                 Industrial      Yes                    Actual/360                         1
61                   7   No                 Retail          Yes                    Actual/360                         1

Loan #    Final Maturity Date   Remaining Amortization Term for Balloon Loans
-------   -------------------   ---------------------------------------------
1                                                                         360
2                                                                         360
3                                                                         360
3.01                                                                      360
3.02                                                                      360
4
6                                                                         360
7                                                                         360
8                                                                         360
9                                                                         360
10
10.01
10.02
10.03
10.04
11                                                                        360
13                                                                        360
14                                                                        360
15                                                                        360
16
17
18
19                                                                        360
20                                                                        360
22                                                                        360
24                                                                        360
25                                                                        360
26                                                                        360
27                                                                        180
28                                                                        360
30                                                                        360
31                                                                        360
32                                                                        360
33                                                                        360
34                                                                        360
35                                                                        360
36                                                                        360
37                                                                        360
38
39                                                                        360
40                                                                        360
41                                                                        360
42                                                                        240
43                                                                        300
44                                                                        360
45                                                                        360
47                                                                        360
48                                                                        360
49                                                                        360
51                                                                        360
52                                                                        360
53
54                                                                        360
55                                                                        360
56                                                                        360
57                                                                        360
58                                                                        360
59
60                                                                        360
61                                                                        360

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

      (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period) past due.

      (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

      (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

      (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of [the date hereof] between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of [the date hereof] between Master Servicer and Seller).

      (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

      (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances, and to the extent that the Mortgaged Property is a hotel, such personal property includes all personal property reasonably required to operate the related Mortgaged Property as it is currently being operated by the Mortgagor. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's knowledge as of the Closing Date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below), except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than a Mortgage Loan as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

      (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

      (8) The Seller has received an American Land Title Association (ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exception regarding the encroachment upon any material easements of any material permanent improvements located at the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Insurance Policy affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

      (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

      (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or material misrepresentation, (ii) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) any act of actual waste, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

      (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

      (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File and no such alterations, impairments, modifications, or waivers have been completed or consented to since November 5, 2007.

      (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

      (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

      (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

      (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

      (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

      (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

      (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

      (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

      (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

      (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

      (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

      (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and (ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

      (19) (a) Except with respect to repairs estimated to cost less than $5,000 in the aggregate, as of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

      (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property; provided, that solely for purposes of this Representation 19(b), the Seller's actual knowledge shall include the actual knowledge of any servicer that has serviced the Mortgage Loan on behalf of the Seller. The "actual knowledge" of any such Seller as it relates to the actual knowledge of any servicer shall be deemed to be knowledge derived from the servicer by the Seller based on a level of inquiry that is customary for sellers of conduit loans in the commercial real estate industry.

      (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

      (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

      (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

      (c) such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

      (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

      (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

      (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that
      (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

      (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

      (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

      (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

      (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

      (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require (x) any expenditure less than or equal to 5% of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which, in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may include the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

      (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

      (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

      (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I, as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

      (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies or providing coverage for losses (subject to customary deductibles) sustained by (A) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:VIII" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 450 or 475 year return period, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:VIII" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

      (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

      (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

      (25) The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller or, to the knowledge of the Seller, any predecessor or prior servicer with respect to the Mortgage Loan, have been in all material respects legal and have met customary industry standards.

      (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

      (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

      (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purpose), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

      (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

      (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

      (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

      (32) The Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses of the holder of the Mortgage associated with assumptions or transfers of interest in connection with any repayment of the Mortgage Loan on the related Mortgaged Property. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

      (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

      (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires either (a) the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan to any defeasance, or (b)(i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (1) a REMIC opinion and (2) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

      (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

      (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

      (37) In the event of casualty or destruction of the Mortgaged Property, any non-conformity with applicable zoning laws as of the origination date will not prohibit the Mortgaged Property improvements from being restored or repaired in all material respects, to the use or structure at the time of such casualty, except for restrictions on its use or rebuildability for which (i) law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller or (ii) an ALTA lender's title insurance policy (or binding commitment therefor) or the equivalent as adopted in the applicable jurisdiction insures against such non-conformity. For purposes of the foregoing sentence, it is understood that any change to the use or structure of the Mortgaged Property which materially and adversely affects the related Mortgagor's ability to timely make payments on the related Mortgage Loan shall be deemed to be a material change to such use or structure.

      (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

      (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

      (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

      (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

      (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

      (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

Defined Terms:

      The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

      The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

      The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

      The term "Environmental Site Assessment" shall mean (x) a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and (y) if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each report in clauses (x) and (y) prepared by an independent licensed third party professional experienced in environmental matters.

      The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and (a) required payments for the tax and insurance fund and ground lease escrows fund,
(b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

      The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

      The term "in reliance on" shall mean that:

            (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

            (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

            (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

            (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

      The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

      The term "Permitted Encumbrances" shall mean:

            (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

            (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

            (c) other matters to which like properties are commonly subject, and

            (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

      Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

    MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN
                    LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT



                                     [NONE]

                                   SCHEDULE II

       MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED



                                     [NONE]

                                    EXHIBIT C

                                   EXCEPTIONS

--------------------  ----------------------------------------------------------
Representation
      No.                           Description of Exception
--------------------  ----------------------------------------------------------

                                   EXHIBIT C
                                  ----------

                                  JPMCC 2007-C1
                          Exceptions to Representations


Representation #(4)
-------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     4       Gurnee Mills               The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-3 Note) and a Fixed Rate A-1 Note
                                        and a Fixed Rate A-2 Note (each of which
                                        is pari passu with the Mortgage Loan and
                                        is not included in the trust fund).
------------ -------------------------- ----------------------------------------
    49       PCTC Medical Building      The Mortgaged Property secures the
                                        Mortgage Loan and a B-Note held by Mezz
                                        Cap Finance, LLC.
------------ -------------------------- ----------------------------------------
    22       Tres Puentes IV, V, VI     The Mortgaged Property secures the
                                        Mortgage Loan and a B-Note held by Mezz
                                        Cap Finance, LLC.
------------ -------------------------- ----------------------------------------
     2       Block at Orange            The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note) and a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund).
------------ -------------------------- ----------------------------------------
     8       Molasky Corporate Center   The Mortgage Loan (consisting of a Fixed
             - 2nd Loan                 Rate Note 2) is cross collateralized and
                                        cross defaulted with a Fixed Rate Note 3
                                        (which is pari passu with the Mortgage
                                        Loan and is included in the trust fund)
                                        and a Floating Rate Note 1 (which is
                                        pari passu with the Mortgage Loan and is
                                        not included in the trust fund).
------------ -------------------------- ----------------------------------------
     7       Molasky Corporate Center   The Mortgage Loan (consisting of a Fixed
             - 3rd Loan                 Rate Note 3) is cross collateralized and
                                        cross defaulted with a Fixed Rate Note 2
                                        (which is pari passu with the Mortgage
                                        Loan and is included in the trust fund)
                                        and a Floating Rate Note 1 (which is
                                        pari passu with the Mortgage Loan and is
                                        not included in the trust fund).
------------ -------------------------- ----------------------------------------
     3       The Westin Portfolio       The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note) and a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund).
------------ -------------------------- ----------------------------------------


Representation #(6)
-------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     4       Gurnee Mills               The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-3 Note) and a Fixed Rate A-1 Note
                                        and a Fixed Rate A-2 Note (each of which
                                        is pari passu with the Mortgage Loan and
                                        is not included in the trust fund).
------------ -------------------------- ----------------------------------------
     9       Brandywine Regency         The Mortgaged Loan is structured as an
             Warehouse                  indemnity deed of trust ("IDOT"), under
                                        which the Mortgage Note is secured by an
                                        indemnity guaranty, which indemnity
                                        guaranty is secured by the fee interest
                                        in the Mortgaged Property. The guarantor
                                        of the Mortgage Note owns the Mortgaged
                                        Property and thus has an interest in the
                                        lease payments.
------------ -------------------------- ----------------------------------------
     2       Block at Orange            The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note) and a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund).
------------ -------------------------- ----------------------------------------
     8       Molasky Corporate Center   The Mortgage Loan (consisting of a Fixed
             - 2nd Loan                 Rate Note 2) is cross collateralized and
                                        cross defaulted with a Fixed Rate Note 3
                                        (which is pari passu with the Mortgage
                                        Loan and is included in the trust fund)
                                        and a Floating Rate Note 1 (which is
                                        pari passu with the Mortgage Loan and is not included in the trust fund).

                                        Southern Nevada Water Authority, the
                                        sole tenant at the Mortgaged Property,
                                        has a right to purchase the Mortgaged
                                        Property during the term of the Mortgage
                                        Loan.
------------ -------------------------- ----------------------------------------
     7       Molasky Corporate Center   The Mortgage Loan (consisting of a Fixed
             - 3rd Loan                 Rate Note 3) is cross collateralized and
                                        cross defaulted with a Fixed Rate Note 2
                                        (which is pari passu with the Mortgage
                                        Loan and is included in the trust fund)
                                        and a Floating Rate Note 1 (which is
                                        pari passu with the Mortgage Loan and is not included in the trust fund).

                                        Southern Nevada Water Authority, a
                                        tenant at the Mortgaged Property, has a
                                        right to purchase the Mortgaged Property
                                        after the term of the Mortgage Loan.
------------ -------------------------- ----------------------------------------
    10       Inland - Bradley           USG Corp., a tenant at one of the
             Portfolio                  Mortgaged Properties, has a right to
                                        purchase such property during the term
                                        of the Mortgage Loan.
------------ -------------------------- ----------------------------------------
    32       87th & Dan Ryan Ground     The Mortgaged Property is subject to a
             Lease                      ground lease. The Mortgage Loan is only
                                        secured by the fee interest in the
                                        Mortgaged Property and all improvements
                                        are owned by the ground lessee.
------------ -------------------------- ----------------------------------------
     3       The Westin Portfolio       The Mortgagor leases certain golf carts
                                        and other equipment in connection with
                                        the golf course at the Mortgaged
                                        Property and other office equipment
                                        pursuant to operating leases, the
                                        transfer and assignment of which
                                        requires consent of the applicable
                                        lessor, which has not been obtained by
                                        the mortgagee in connection with the
                                        Mortgage Loan.

                                        The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note) and a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund).
------------ -------------------------- ----------------------------------------


Representation #(7)
-------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
             Brandywine Regency         Because the Mortgage Loan is structured
     9       Warehouse                  for tax purposes as an IDOT, the
                                        guarantor of the Mortgage Note is the
                                        owner of the related Mortgaged Property
                                        instead of the related Mortgagor.
------------ -------------------------- ----------------------------------------
     8       Molasky Corporate Center   Southern Nevada Water Authority, the
             - 2nd Loan                 sole tenant at the Mortgaged Property,
                                        has a right to purchase the Mortgaged
                                        Property during the term of the Mortgage
                                        Loan.
------------ -------------------------- ----------------------------------------
     7       Molasky Corporate Center   Southern Nevada Water Authority, a
             - 3rd Loan                 tenant at the Mortgaged Property, has a
                                        right to purchase the Mortgaged Property
                                        after the term of the Mortgage Loan.
------------ -------------------------- ----------------------------------------
    10       Inland - Bradley           USG Corp., a tenant at one of the
             Portfolio                  Mortgaged Properties, has a right to
                                        purchase such property during the term
                                        of the Mortgage Loan.
------------ -------------------------- ----------------------------------------

Representation #(10(a))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     4       Gurnee Mills               There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts.

                                        The non-recourse carveout does not cover
                                        "actual waste".
------------ -------------------------- ----------------------------------------
    61       12018 Chenal Parkway       There is no individual or entity other
                                        than the Mortgagor who is liable for the
                                        environmental non-recourse carveouts.
------------ -------------------------- ----------------------------------------
    38       Renaissance Center         There is no individual or entity other
                                        than the Mortgagor who is liable for the
                                        non-recourse carveouts.
------------ -------------------------- ----------------------------------------
    35       TMG/Universal Printing     There is no individual or entity other
                                        than the Mortgagor who is liable for the
                                        environmental non-recourse carveouts.
------------ -------------------------- ----------------------------------------
     6       Stamford Marriott          There is no individual or entity other
                                        than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                        The non-recourse carveout does not cover
                                        "actual waste".

                                        The liability in the guaranty related to
                                        the Mortgage Loan has been capped at
                                        $10,000,000.
------------ -------------------------- ----------------------------------------
     1       American Cancer Society    There is no individual or entity other
             Plaza                      than the Mortgagor who is liable for the
                                        non-recourse carveouts.
------------ -------------------------- ----------------------------------------
    18       Park Avenue Building       There is no individual or entity other
                                        than the Mortgagor who is liable for the
                                        non-recourse carveouts.
------------ -------------------------- ----------------------------------------
     2       Block at Orange            There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts.

                                        The non-recourse carveout does not cover
                                        "actual waste".
------------ -------------------------- ----------------------------------------
    16       Parkway Shopping Center    There is no individual or entity other
                                        than the Mortgagor who is liable for the
                                        environmental non-recourse carveouts.
------------ -------------------------- ----------------------------------------
    10       Inland - Bradley           There is no individual or entity other
             Portfolio                  than the Mortgagor who is liable for the
                                        environmental non-recourse carveouts.
------------ -------------------------- ----------------------------------------



Representation #(10(c))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     9       Brandywine Regency         The Mortgage Loan is structured as an
             Warehouse                  IDOT, and while the related Mortgagor
                                        was the maker of the Mortgage Note, the
                                        Mortgage was given by the indemnity
                                        guarantor.
------------ -------------------------- ----------------------------------------


Representation #(10(d))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     7       Molasky Corporate Center   Pursuant to the terms of the Mortgage
             - 3rd Loan                 Loan documents, the Mortgagor has the
                                        option of providing a letter of credit
                                        in lieu of cash held for the tenant
                                        occupancy escrow. The terms of the
                                        respective Mortgage Loan documents were
                                        modified to reduce the amount of such
                                        letter of credit because certain free
                                        rent allowances have expired.
------------ -------------------------- ----------------------------------------
    31       Columbiana Point           Pursuant to the terms of the Mortgage
                                        Loan documents, the Mortgagor has the
                                        option of providing a letter of credit
                                        in lieu of the initial cash deposit and
                                        the aggregate monthly deposits held for
                                        tenant improvements and leasing
                                        commissions. The terms of the respective
                                        Mortgage Loan documents were modified to
                                        reduce the amount of such letter of
                                        credit to the initial cash deposit
                                        amount; however, the Mortgagor is still
                                        required to make the monthly deposits
                                        until the agreed upon amount is
                                        escrowed. Additionally, the respective
                                        Mortgage Loan documents were modified to
                                        eliminate the servicing fee on the
                                        tenant improvements and leasing
                                        commissions reserve.
------------ -------------------------- ----------------------------------------
    45       2820 Highland Avenue       The terms of the respective Mortgage
                                        Loan documents were modified to grant an
                                        extension to a post closing obligation
                                        that required the Mortgagor to provide
                                        the mortgagee with a certificate of
                                        occupancy for Taco Fresco, a tenant
                                        located at the Mortgaged Property.
------------ -------------------------- ----------------------------------------
    27       Paseo Village              The terms of the respective Mortgage
                                        Loan documents were modified to waive a
                                        post closing obligation that required
                                        the Mortgagor to provide the mortgagee
                                        with a Subordination Non-Disturbance and
                                        Attornment Agreement with respect to the
                                        McDonald's restaurant located at the
                                        Mortgaged Property.
------------ -------------------------- ----------------------------------------
    59       Indian Valley Plaza        The terms of the respective Mortgage
                                        Loan documents were modified to grant an
                                        extension to a post closing obligation
                                        that required the Mortgagor to provide
                                        the mortgagee with an updated estoppel
                                        for The Kroger Company located at the
                                        Mortgaged Property.
------------ -------------------------- ----------------------------------------
    16       Parkway Shopping Center    The terms of the respective Mortgage
                                        Loan documents were modified to grant an
                                        extension for the completion of certain
                                        immediate repairs at the Mortgaged
                                        Property.
------------ -------------------------- ----------------------------------------


Representation #(10(e))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     2       Block at Orange            Pursuant to the Mortgage Loan documents,
                                        the Mortgagor shall pay all reasonable
                                        costs, fees and expenses incurred by the
                                        trustee and the trustee's agents and
                                        counsel in connection with the
                                        performance by the trustee of its duties
                                        and all such costs, fees and expenses
                                        shall be secured by the Mortgage Loan
                                        documents. Additionally, the trustee
                                        shall be entitled to reimbursement for
                                        actual expenses it incurs in the
                                        performance of its duties.
------------ -------------------------- ----------------------------------------


Representation #(12)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    38       Renaissance Center         A portion of the Renaissance Center
                                        property may be released from the lien
                                        of the Mortgage upon payment of an
                                        amount equal to $275,000.
------------ -------------------------- ----------------------------------------
     8       Molasky Corporate Center   A portion of the Molasky Center - 2nd
             - 2nd Loan                 Loan property may be released from the
                                        lien of the Mortgage upon prepayment of
                                        an amount equal to 100% of the allocated
                                        loan amount plus a prepayment fee of 2%
                                        of the principal amount of the Mortgage
                                        Loan being prepaid.
------------ -------------------------- ----------------------------------------
    10       Inland - Bradley           Each Inland - Bradley Portfolio property
            Portfolio                   may be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 110% of the allocated loan
                                        amount.
------------ -------------------------- ----------------------------------------
     3       The Westin Portfolio       Each The Westin Portfolio property may
                                        be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 115% of the allocated loan
                                        amount.
------------ -------------------------- ----------------------------------------


Representation #(14(a))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    31       Columbiana Point           The value of the Mortgaged Property,
                                        relative to the value reflected in the
                                        appraisal dated August 10, 2007, is
                                        impaired by improvements which have not
                                        been completed. The appraised value
                                        includes a discount of $71,900 for the
                                        build-out and lease-up of 3,194 square
                                        feet of vacant retail space.
------------ -------------------------- ----------------------------------------


Representation #(16)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
34; 38; 6;   Frazer Shopping Center;    The respective Mortgaged Properties are
54           Renaissance Center;        legally nonconforming due to deficient
             Stamford Marriott; KMart   parking.
             Niagara
------------ -------------------------- ----------------------------------------
    45       2820 Highland Avenue       As of the date of origination, one
                                        tenant in occupancy at the Mortgaged
                                        Property did not have a valid
                                        certificate of occupancy. The Mortgagor
                                        has a post-closing obligation to
                                        provide, by February 14, 2008, evidence
                                        satisfactory to the mortgagee that the
                                        certificate has been issued.
------------ -------------------------- ----------------------------------------


Representation #(17)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    31       Columbiana Point           As of the date of origination, the
                                        Mortgaged Property was part of a larger
                                        tax parcel. Taxes for the entire tax
                                        parcel will be escrowed until a separate
                                        tax identification number is obtained.
------------ -------------------------- ----------------------------------------
    55       Tri-County Business Park   As of the date of origination, the
                                        Mortgaged Property was part of a larger
                                        tax parcel. Taxes for the entire tax
                                        parcel may be escrowed until a separate
                                        tax identification number is obtained.
------------ -------------------------- ----------------------------------------


Representation #(19a)
---------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
             Ashland Hanover Shopping   The mortgagee waived escrows for
    20       Center                     immediate repairs in the amount of
                                        $6,000 recommended by the property
                                        condition report.
------------ -------------------------- ----------------------------------------
    34       Frazer Shopping Center     The mortgagee waived escrows for
                                        immediate repairs in the amount of
                                        $12,500 recommended by the property
                                        condition report.
------------ -------------------------- ----------------------------------------
    14       Berkshire Court            The mortgagee waived escrows for
                                        immediate repairs in the amount of
                                        $50,000 recommended by the property
                                        condition report.
------------ -------------------------- ----------------------------------------
     2       Block at Orange            The mortgagee waived escrows for
                                        immediate repairs in the amount of
                                        $8,500 recommended by the property
                                        condition report.
------------ -------------------------- ----------------------------------------
    10       Inland-Bradley Portfolio   The mortgagee waived escrows for
                                        immediate repairs in the amount of
                                        $637,177 recommended by the property
                                        condition report.
------------ -------------------------- ----------------------------------------
    47       Laurel Pond Shopping       The mortgagee waived escrows for
             Center                     immediate repairs in the amount of
                                        $69,000 recommended by the property
                                        condition report.
------------ -------------------------- ----------------------------------------


Representation #(20(b))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    13       Landmark Office Center     A portion of the Mortgaged Property is
                                        subject to a ground lease, which is
                                        subleased to the Mortgagor. The sublease
                                        is subject to the terms of the superior
                                        ground lease (the "Superior Ground
                                        Lease"). The Superior Ground Lease is
                                        further subject to a superior easement
                                        from the State of Indiana to the City of
                                        Indianapolis.
------------ -------------------------- ----------------------------------------


Representation #(20(g))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    13       Landmark Office Center     A portion of the Mortgaged Property is
                                        subject to a ground lease, which is
                                        subleased to the Mortgagor. The ground
                                        lease, which expires in 2027, does not
                                        extend at least 20 years beyond the
                                        maturity date of the Mortgage Loan.
------------ -------------------------- ----------------------------------------



Representation #(21(b))
-----------------------



------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    60       1200 West Industrial       An above ground storage tank is located
                                        adjacent to the Mortgaged Property;
                                        however, there is no evidence of
                                        spillage. The Environmental Site
                                        Assessment recommended, and the Mortgage
                                        Loan document require, that the area to
                                        the east of the storage tank be paved to
                                        reduce the potential impacts of soil and
                                        groundwater contamination.
------------ -------------------------- ----------------------------------------
    55       Tri-County Business Park   The Environmental Site Assessment
                                        recommended that an above ground storage
                                        tank located on the Mortgaged Property
                                        be registered with the Texas Commission
                                        on Environmental Quality.
------------ -------------------------- ----------------------------------------
    44       Alten Oaks                 The municipal health department issued a
                                        notice stating that the water well
                                        serving one of the buildings located on
                                        the Mortgaged Property contained
                                        non-potable water. Pursuant to the
                                        Mortgage Loan documents, the Mortgagor
                                        is required to connect such building to
                                        a clean water well or municipal water
                                        within 12 months of the origination
                                        date, conduct regular water quality
                                        tests and replace any water wells that
                                        fail such tests.
------------ -------------------------- ----------------------------------------


Representation #(21(d))
-----------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     9       Brandywine Regency         This loan is secured by an IDOT. The
             Warehouse                  indemnity guarantor and not the
                                        Mortgagor, is required to comply with
                                        environmental laws and regulations.
------------ -------------------------- ----------------------------------------


Representation #(22)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     4       Gurnee Mills               Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $250,000.

                                        The Mortgage Loan documents provide for
                                        a windstorm, earthquake and flood
                                        deductible of 5% of the insured value of the Mortgaged Property.

                                        The Mortgagor is required to carry
                                        insurance policies from carriers having
                                        a claims paying ability rating of (i) if
                                        there is only one insurance company
                                        issuing the Policies, "A" or better (and
                                        the equivalent thereof) by at least two
                                        (2) of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, or (ii) if
                                        there are more than one, but less than
                                        five, insurance companies collectively
                                        issuing the policies, seventy five
                                        percent (75%) or more of the insured
                                        amount shall have a claims paying
                                        ability rating of "A" or better (and the
                                        equivalent thereof) by at least two (2)
                                        of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, and the
                                        remaining twenty five percent (25%) (or
                                        lesser remaining amount) of which shall
                                        have a claims paying ability rating of
                                        "BBB" or better (and the equivalent
                                        thereof) by at least two (2) of the
                                        Rating Agencies rating the Certificates,
                                        or if only one Rating Agency is rating
                                        the Certificates, then only by such
                                        Rating Agency, or (iii) if there are
                                        five or more insurance companies
                                        collectively issuing the policies, sixty
                                        percent (60%) or more of the insured
                                        amount shall have a claims paying
                                        ability rating of "A" or better (and the
                                        equivalent thereof) by at least two (2)
                                        of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, and the
                                        remaining forty percent (40%) (or lesser
                                        remaining amount) of which shall have a
                                        claims paying ability rating of "BBB" or
                                        better (and the equivalent thereof) by
                                        at least two (2) of the Rating Agencies
                                        rating the Certificates, or if only one
                                        Rating Agency is rating the
                                        Certificates, then only by such Rating
                                        Agency.
------------ -------------------------- ----------------------------------------
    38       Renaissance Center         Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $100,000.

                                        The Mortgage Loan documents provide for
                                        a windstorm, earthquake and flood
                                        deductible of 5% of the insured value of
                                        the Mortgaged Property.
------------ -------------------------- ----------------------------------------
     6       Stamford Marriott          Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $100,000.
------------ -------------------------- ----------------------------------------
     1       American Cancer Society    Mortgagor may maintain all-risk
             Plaza                      insurance with a deductible that does
                                        not exceed $50,000.
------------ -------------------------- ----------------------------------------
    54       KMart Niagara              So long as Kmart, the sole tenant at the
                                        Mortgaged Property, has a credit rating
                                        of "BB-" by S&P, Kmart is permitted to
                                        self insure. However, the guaranty
                                        covers any shortfall if this amount is
                                        insufficient to fully restore the
                                        Mortgaged Property in the event of any
                                        casualty, including any casualty due to
                                        terrorism.
------------ -------------------------- ----------------------------------------
    41       Super Fresh                So long as SuperFresh, Inc., the sole
                                        tenant at the Mortgaged Property, has a
                                        credit rating of "B-" by S&P, it is
                                        permitted to: (i) maintain all-risk and
                                        comprehensive commercial general
                                        liability insurance with deductibles
                                        that does not exceed $250,000, and (ii)
                                        not obtain extended period of indemnity
                                        coverage for business interruption
                                        insurance. Failure by tenant to pay the
                                        increased deductibles is covered in the
                                        guaranty.
------------ -------------------------- ----------------------------------------
    39       Best Buy                   So long as Best Buy, the sole tenant at
                                        the Mortgaged Property, has a credit
                                        rating of "BBB-" by S&P, it is permitted
                                        to: (i) maintain all-risk insurance with
                                        a deductible that does not exceed
                                        $100,000, (ii) not obtain extended
                                        period of indemnity coverage for
                                        business interruption insurance; and
                                        (iii) maintain coverage with current
                                        carrier, U.S. Fire Ins. Co.
------------ -------------------------- ----------------------------------------
    18       Park Avenue Building       Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $100,000.

                                        The Mortgage Loan documents provide for
                                        a windstorm, earthquake and flood
                                        deductible of 5% of the insured value of
                                        the Mortgaged Property.
------------ -------------------------- ----------------------------------------
     2       Block at Orange            Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $250,000.

                                        The Mortgage Loan documents provide for
                                        a windstorm, earthquake and flood
                                        deductible of 5% of the insured value of the Mortgaged Property.

                                        The Mortgagor is required to carry
                                        insurance policies from carriers having
                                        a claims paying ability rating of (i) if
                                        there is only one insurance company
                                        issuing the Policies, "A" or better (and
                                        the equivalent thereof) by at least two
                                        (2) of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, or (ii) if
                                        there are more than one, but less than
                                        five, insurance companies collectively
                                        issuing the policies, seventy five
                                        percent (75%) or more of the insured
                                        amount shall have a claims paying
                                        ability rating of "A" or better (and the
                                        equivalent thereof) by at least two (2)
                                        of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, and the
                                        remaining twenty five percent (25%) (or
                                        lesser remaining amount) of which shall
                                        have a claims paying ability rating of
                                        "BBB" or better (and the equivalent
                                        thereof) by at least two (2) of the
                                        Rating Agencies rating the Certificates,
                                        or if only one Rating Agency is rating
                                        the Certificates, then only by such
                                        Rating Agency, or (iii) if there are
                                        five or more insurance companies
                                        collectively issuing the policies, sixty
                                        percent (60%) or more of the insured
                                        amount shall have a claims paying
                                        ability rating of "A" or better (and the
                                        equivalent thereof) by at least two (2)
                                        of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, and the
                                        remaining forty percent (40%) (or lesser
                                        remaining amount) of which shall have a
                                        claims paying ability rating of "BBB" or
                                        better (and the equivalent thereof) by
                                        at least two (2) of the Rating Agencies
                                        rating the Certificates, or if only one
                                        Rating Agency is rating the
                                        Certificates, then only by such Rating
                                        Agency.
------------ -------------------------- ----------------------------------------
    10       Inland-Bradley Portfolio   Mortgagor may maintain all-risk and
                                        comprehensive commercial general
                                        liability insurance with a deductible
                                        that does not exceed $100,000.
------------ -------------------------- ----------------------------------------
    57       7th and Arizona            Mortgagor may maintain comprehensive
                                        commercial general liability insurance
                                        with a deductible that does not exceed
                                        $25,000.
------------ -------------------------- ----------------------------------------
    32       87th & Dan Ryan Ground     The Mortgaged Property is subject to a
             Lease                      ground lease. The Mortgage Loan is only
                                        secured by the fee interest in the
                                        Mortgaged Property and all improvements
                                        are owned by the ground lessee. The
                                        improvements are not insured by the
                                        Mortgagor.
------------ -------------------------- ----------------------------------------
             All Loans                  Although the Mortgage Loan Documents
                                        require comprehensive general liability
                                        insurance consistent with this
                                        representation and warranty, as of the
                                        date hereof, the mortgagee has not
                                        received evidence of the endorsement
                                        necessary to include it as an additional
                                        insured. At closing, the mortgagee
                                        accepted evidence of comprehensive
                                        commercial general liability insurance
                                        and its inclusion as an additional
                                        insured on standard Accord form 25 or
                                        other similar forms.
------------ -------------------------- ----------------------------------------


Representation #(27)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    9        Brandywine Regency         This loan is secured by an IDOT. The
             Warehouse                  indemnity guarantor and not the
                                        Mortgagor, is required to provide
                                        financial information to the mortgagee.
------------ -------------------------- ----------------------------------------


Representation #(29)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    2;4      Block at Orange; Gurnee    The original principal balance of the
             Mills                      Block at Orange Mortgage Loan and the
                                        Gurnee Mills Mortgage Loan, which loans
                                        are to Mortgagors under common
                                        sponsorship, represent more than 5% of
                                        the aggregate outstanding principal
                                        amount of all the mortgage loans
                                        included in the trust fund.
------------ -------------------------- ----------------------------------------


Representation #(30)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     8       Molasky Corporate Center   The Mortgaged Property consist of 2
             - 2nd Loan                 floors in a mixed-use building that
                                        consists of parking, retail and office
                                        space. Although the Mortgagor is
                                        otherwise a special purpose entity, it
                                        owns additional floors in the same
                                        building that serves as the Mortgaged
                                        Property. The Mortgage Loan is cross
                                        collateralized and cross defaulted with
                                        the mortgage loans that are secured by
                                        the additional floors.
------------ -------------------------- ----------------------------------------
     7       Molasky Corporate Center   The Mortgaged Property consist of 3
             - 3rd Loan                 floors in a mixed-use building that
                                        consists of parking, retail and office
                                        space. Although the Mortgagor is
                                        otherwise a special purpose entity, it
                                        owns additional floors in the same
                                        building that serves as the Mortgaged
                                        Property. The Mortgage Loan is cross
                                        collateralized and cross defaulted with
                                        the mortgage loans that are secured by
                                        the additional floors.
------------ -------------------------- ----------------------------------------


Representation #(32)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    11       Centennial I & II          Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
    34       Frazer Shopping Center     Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
     4       Gurnee Mills               Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
    38       Renaissance Center         Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
    17       Wickes Chicago             Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
     6       Stamford Marriott          Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
     1       American Cancer Society    Subject to the satisfaction of certain
             Plaza                      conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
    59       Indian Valley Plaza        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
    28       Massard Farms              Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
    18       Park Avenue Building       Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
     2       Block at Orange            Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
     8       Molasky Corporate Center   The direct owners of 100% of the
             - 2nd Loan                 Mortgagor have pledged their ownership
                                        interests in the Mortgagor to secure a
                                        mezzanine loan held by Capital Trust,
                                        Inc. If such entity defaults on the
                                        mezzanine loan, the interests in such
                                        direct owners will be transferred to
                                        such mezzanine lender.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right to refinance its existing mezzanine loan held by Capital Trust, Inc.

                                        Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
     7       Molasky Corporate Center   The direct owners of 100% of the
             - 3rd Loan                 Mortgagor have pledged their ownership
                                        interests in the Mortgagor to secure a
                                        mezzanine loan held by Capital Trust,
                                        Inc. If such entity defaults on the
                                        mezzanine loan, the interests in such
                                        direct owners will be transferred to
                                        such mezzanine lender.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right to refinance its existing mezzanine loan held by Capital Trust, Inc.

                                        Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
    53       Psion Teklogix             Subject to the satisfaction of certain
             Corporation Facility       criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right
                                        to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.
------------ -------------------------- ----------------------------------------
    60       1200 West Industrial       Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
    36       1300 West Industrial       Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
    10       Inland - Bradley Portfolio Subject to the satisfaction of certain conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
    20       Ashland Hanover Shopping   Subject to the satisfaction of certain
             Center                     conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.
------------ -------------------------- ----------------------------------------
     3       The Westin Portfolio       The direct and indirect owners of 100%
                                        of the Mortgagor have pledged their
                                        ownership interests in the Mortgagor to
                                        secure two mezzanine loans held by
                                        Ashford Hospitality Trust Inc. and
                                        Starwood Capital Group respectively. If
                                        such entities default on the mezzanine
                                        loans, the interests in such direct and
                                        indirect owners will be transferred to
                                        such mezzanine lenders.
------------ -------------------------- ----------------------------------------


Representation #(33)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     4       Gurnee Mills               The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-3 Note) and a Fixed Rate A-1 Note
                                        and a Fixed Rate A-2 Note (each of which
                                        is pari passu with the Mortgage Loan and
                                        is not included in the trust fund).
------------ -------------------------- ----------------------------------------
     2       Block at Orange            The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note) and a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund).
------------ -------------------------- ----------------------------------------
     8       Molasky Corporate Center   The Mortgage Loan (consisting of a Fixed
             - 2nd Loan                 Rate Note 2) is cross collateralized and
                                        cross defaulted with a Fixed Rate Note 3
                                        (which is pari passu with the Mortgage
                                        Loan and is included in the trust fund)
                                        and a Floating Rate Note 1 (which is
                                        pari passu with the Mortgage Loan and is
                                        not included in the trust fund).
------------ -------------------------- ----------------------------------------
     7       Molasky Corporate Center   The Mortgage Loan (consisting of a Fixed
             - 3rd Loan                 Rate Note 3) is cross collateralized and
                                        cross defaulted with a Fixed Rate Note 2
                                        (which is pari passu with the Mortgage
                                        Loan and is included in the trust fund)
                                        and a Floating Rate Note 1 (which is
                                        pari passu with the Mortgage Loan and is
                                        not included in the trust fund).
------------ -------------------------- ----------------------------------------
     3       The Westin Portfolio       The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note) and a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund).
------------ -------------------------- ----------------------------------------


Representation #(35)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    10       Inland - Bradley           Each Inland - Bradley Portfolio property
             Portfolio                  may be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 110% of the allocated loan
                                        amount.
------------ -------------------------- ----------------------------------------
     8       Molasky Center - 2nd Loan  A portion of the Molasky Center - 2nd
                                        Loan property may be released from the
                                        lien of the Mortgage upon prepayment of
                                        an amount equal to 100% of the allocated
                                        loan amount plus a prepayment fee of 2%
                                        of the principal amount of the Mortgage
                                        Loan being prepaid.
------------ -------------------------- ----------------------------------------
     3       The Westin Portfolio       Each The Westin Portfolio property may
                                        be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 115% of the allocated loan
                                        amount.
------------ -------------------------- ----------------------------------------


Representation #(36)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    9        Brandywine Regency         Because the Mortgage Loan is structured
             Portfolio                  for tax purposes as an IDOT, the
                                        indemnity guarantor of the IDOT owns the
                                        related Mortgaged Property instead of
                                        the related Mortgagor.
------------ -------------------------- ----------------------------------------



Representation #(37)
--------------------


------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
34; 38; 6;   Frazer Shopping Center;    The respective Mortgaged Properties are
54           Renaissance Center;        legally nonconforming due to deficient
             Stamford Marriott; KMart   parking.
             Niagara
------------ -------------------------- ----------------------------------------



Representation #(41)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
    44       Alten Oaks                 The municipal health department issued a
                                        notice stating that the water well
                                        serving one of the buildings located on
                                        the Mortgaged Property contained
                                        non-potable water. Pursuant to the
                                        Mortgage Loan documents, the Mortagor is required to connect such building to a clean water well or municipal water within 12 months of the origination date, conduct regular water quality tests and replace any water wells that fail such tests.

                                        Additionally, the title company has
                                        provided a "Utility Facility"
                                        Endorsement and an Access Endorsement
                                        for ingress and egress to the Mortgaged
                                        Property.
------------ -------------------------- ----------------------------------------


Representation #(42)
--------------------

------------ -------------------------- ----------------------------------------
Loan Number          Loan Name                  Description of Exception
------------ -------------------------- ----------------------------------------
     6       Stamford Marriott          If the Terrorism Risk Insurance Act is
                                        no longer in effect, terrorism insurance
                                        premiums are capped at $4,750 per year.
------------ -------------------------- ----------------------------------------
    54       KMart Niagara              The Mortgaged Property is not covered by
                                        terrorism insurance. However, the
                                        guaranty covers any shortfall if the
                                        existing insurance policies are
                                        insufficient to fully restore the
                                        Mortgaged Property in the event of any
                                        casualty, including any casualty due to
                                        terrorism.
------------ -------------------------- ----------------------------------------
    10       Inland Bradley Portfolio   The Mortgagor is permitted to self
                                        insure for acts of terrorism so long as
                                        the Mortgagor's principal provides an
                                        indemnity agreement with respect to any
                                        losses in connection with acts of
                                        terrorism and the principal maintains a
                                        net worth of $750,000,000 and certain
                                        aggregate loan to value ratios.
------------ -------------------------- ----------------------------------------
    57       7th and Arizona            Terrorism insurance premiums are capped
                                        at $10,000 per year.
------------ -------------------------- ----------------------------------------
    32       87th & Dan Ryan Ground     Terrorism insurance premiums are capped
             Lease                      at 100% of the then-current rent loss
                                        insurance premium.
------------ -------------------------- ----------------------------------------
    33       University Place Center    Terrorism insurance premiums are capped
                                        at $23,000 per year.
------------ -------------------------- ----------------------------------------
    47       Laurel Pond Shopping       Terrorism insurance premiums are capped
             Center                     at $23,000 per year.
------------ -------------------------- ----------------------------------------
     3       The Westin Portfolio       Terrorism insurance premiums are capped
                                        at $200,000 per year.
------------ -------------------------- ----------------------------------------
     1       American Cancer Society    Terrorism insurance premiums are capped
             Plaza                      at $350,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.
------------ -------------------------- ----------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, N.A., a national banking association (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of December 20, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated August 3, 2007, as supplemented by the Prospectus Supplement, dated December 18, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-2, Class A-M and Class A-J, the Private Placement Memorandum, dated December 18, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class X-1, Class B, Class C, Class D Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Residual Private Placement Memorandum, dated December 18, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this 20th day of December 2007.


                                       By:_____________________________
                                          Name:
                                          Title: